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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM 8-K
                                -----------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Earliest Event Reported: October 13, 1998


                      TAURUS ENTERTAINMENT COMPANIES, INC.
             (Exact name of registrant as specified in its charter)
                        formerly, Taurus Petroleum, Inc.


          Colorado                       84-0736215                0-8835
(State or other jurisdiction       (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                                3113 Bering Drive
                              Houston, Texas 77057
          (Address of principal executive offices, including zip code)
                                 (713) 785-0444
              (Registrant's telephone number, including area code)





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
Item  4.     Changes  in  Registrant's  Certifying  Accountant

     Simonton, Kutac & Barnidge, L.L.P. ("SK&B") served as Taurus Entertainment Companies, Inc.'s (the "Company"") independent auditor until October 13, 1998, when SK&B was dismissed. Also on October 13, 1998, the firm of Jackson & Rhodes, P.C. was appointed as the Company's independent auditors for the fiscal year ended June 30, 1998.

     There were no disagreements between the Company and SK&B whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     The report of SK&B for the past fiscal year did not contain any adverse opinion or disclaimer of opinion, excepting a "going concern" qualification, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was submitted for approval to the entire Board of Directors and made at their request.

     Also, during the Company's most recent fiscal year, and since then, SK&B has not advised the Company that any of the following exist or are applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of Jackson & Rhodes as independent auditors, the Company had not consulted Jackson & Rhodes regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     SK&B provided the Company with a letter addressed to the Securities and Exchange Commission in which SK&B agreed with the disclosure contained herein.

Exhibits

16.1     Letter  on  change  in  certifying  accountant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TAURUS  ENTERTAINMENT  COMPANIES,  INC.



Date:  October  15,  1998                         By:  /s/  Eric  Langan
                                                       ---------------------
                                                       Eric Lagan, President

                               INDEX TO EXHIBITS

EXHIBIT  SEQUENTIAL
NUMBER   DESCRIPTION
-------  -----------------------------------------------------------------------
16.1     Letter  on  change  in  certifying  accountant


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